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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 30, 1998
                                                 ------------------------------

                          SUN HEALTHCARE GROUP, INC.
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            (Exact name of registrant as specified in its charter)


DELAWARE                               1-12040                        85-041062
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)           Identification No.)

101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO                             87109
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code         (505) 821-3355
                                                  -----------------------------

                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

     On June 30, 1998, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), acquired Retirement Care Associates, Inc., a Colorado corporation ("RCA"), pursuant to the merger (the "RCA Merger") of Peach Acquisition Corp., a Colorado corporation ("RCA Merger Sub") and a wholly owned subsidiary of Sun, with and into RCA, upon the terms set forth in the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997, by Amendment No. 2 thereto dated as of August 21, 1997, by Amendment No. 3 thereto dated as of November 25, 1997 and by Amendment No. 4 thereto dated as of April 3, 1998 (as amended, the "RCA Merger Agreement"), by and among Sun, RCA and RCA Merger Sub. The RCA merger will be accounted for as a pooling of interests.

     On June 30, 1998, Sun also acquired the remaining 35% of Contour Medical, Inc., a Nevada corporation ("Contour"), not owned by RCA pursuant to the merger (the "Contour Merger") of Nectarine Acquisition Corp., a Nevada corporation ("Contour Merger Sub") and a wholly owned subsidiary of Sun, with and into Contour, upon the terms set forth in the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of August 21, 1997, by Amendment No. 2 thereto dated as of November 25, 1997 and by Amendment No. 3 thereto dated as of April 3, 1998 (as amended, the "Contour Merger Agreement"), by and among Sun, Contour and Contour Merger Sub. The Contour merger will be accounted for as a purchase.

     A copy of the press release regarding consummation of the RCA Merger and the Contour Merger issued by Sun on July 1, 1998 is attached hereto as Exhibit 99.1.

     A copy of the RCA Merger Agreement, as amended, is attached as Exhibits 2.1, 2.2., 2.3., 2.4 and 2.5, and a copy of the Contour Merger Agreement, as amended, is attached as Exhibits 2.6, 2.7 and 2.8, to the Registration Statement of Sun on Form S-4 filed with the Securities and Exchange Commission on May 22, 1998 (as amended by Form S-4/A-1 filed June 2, 1998), and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)    Exhibits.

     99.1 Press release issued July 1, 1998 announcing the consummation of the acquisition of Retirement Care Associates, Inc. and Contour Medical, Inc. by Sun Healthcare Group, Inc.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     SUN HEALTHCARE GROUP, INC.


                     By:  /s/ William C. Warrick
                     -------------------------------------------
                     Name:     William C. Warrick
                     Title:    Vice President, Corporate Controller

Dated:  July 16, 1998


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                               INDEX TO EXHIBITS


DOCUMENT NO.   DOCUMENT
99.1           Press release issued July 1, 1998 announcing the consummation of the acquisition of Retirement Care Associates, Inc. and Contour Medical, Inc. by Sun Healthcare Group, Inc.